Exhibit 3.15

ARTICLES OF INCORPORATION

OF

BARBERTON IRON AND METAL COMPANY INC.

The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under the General Corporation Act of Ohio, do hereby certify:

FIRST

The name of said corporation shall be Barberton Iron and Metal Company, Inc.

SECOND

The place in Ohio where its principal office is to be located is Barberton, Ohio, in Summit County.

THIRD

The purpose or purposes for which it is formed are to engage in the purchase, processing, and sale of ferreous and nonferreous metals and further to engage in a general salvage business and the doing of all things necessary and incident thereto.

FOURTH

The maximum number of shares which the corporation is authorized to have outstanding is two hundred fifty (250) all of which shall be common shares without par value.

FIFTH

The amount of capital with which the corporation will begin business is Five hundred (500) Dollars.

IN WITNESS WHEREOF, we have hereunto subscribed our names, this 12th day of September, 1949.

/S/ JOHN E. KAUFMAN

/S/ MARJORIE WILLIAMSON

/S/ BEN W. HOLUB
Incorporators

STATE OF OHIO	SS
SUMMIT COUNTY

Personally appeared before me, the undersigned, a Notary Public, in and for said county, this 12th day of September, 1949, the above named John E. Kaufman, Marjorie Williamson, and Ben W. Holub, who each severally acknowledged the signing of the foregoing articles of incorporation to be his free act and deed, for the uses and purposes therein mentioned.

WITNESS my hand and official seal on the day and year last aforesaid.

/s/ FREDERICK G. CAIN
Fred G. Cain – Notary Public

APPOINTMENT OF AGENT

KNOW ALL MEN BY THESE PRESENTS:

That Ben W. Holub of 935 Second National Building, in Akron, Summit County, Ohio, a natural person and resident of said county, being the county in which the principal office of Barberton Iron and Metal Company, Inc. is located, is hereby appointed as the person on whom process, tax notices and demands against said Barberton Iron and Metal Company, Inc. may be served.

BARBERTON IRON AND METAL COMPANY, INC.

BY	/S/ JOHN E. KAUFMAN

/S/ MARJORIE WILLIAMSON

/S/ BEN W. HOLUB
Incorporators

Barberton Iron and Metal Company, Inc. Barberton, Ohio	September 12, 1949

Gentlemen:

I hereby accept the appointment as the representative of your company upon whom process, tax notices, or demands may be served.

/S/ BEN W. HOLUB
Agent

STATE OF OHIO	SS
SUMMIT COUNTY

Personally appeared before me, the undersigned, a Notary Public in and for said county, this 12th day of September, 1949, the above named Ben W. Holub, who acknowledged the signing of the foregoing to be his free act and deed for the uses and purposes therein mentioned.

Witness my hand and official seal on the day and year last aforesaid.

/s/ FREDERICK G. CAIN
Frederick G. Cain – Notary Public in and
for Summit County, Ohio

BARBERTON IRON & METAL CO., INC.

Abe M. Senser, President, and Edward I. Abramson, Secretary, or Barberon Iron & Metal Co., Inc., an Ohio corporation, with its principal office located at 753 West Waterloo Road, Akron, Ohio, do hereby certify that at an annual meeting of the Board of Directors of said corporation, held on the 3rd day of October, 1957, at 11:00 A.M., at which meeting, all of the Directors were present, and that at such meeting the following Resolution of Amendment to the Articles of Incorporation was duly adopted by the Board of Directors:

“RESOLVED: That the number of shares which the corporation is authorized to have outstanding is 950 shares, all of which shall be common shares, without par value, of which amount 220 shares are presently issued and outstanding and 30 shares of which are authorized but not issued.

“Shares without par value may be issued by the corporation for such amount of consideration as may be specified by the Board of Directors. The Board of Directors in its discretion may fix different amounts and/or kinds of consideration for the issuance of shares without par value, and may determine that only a part of proportion of the amount or amounts of consideration which shall be resolved by the corporation shall be stated capital. Any and all shares without par value so issued, the consideration for which, as fixed by the Board of Directors, has been paid or delivered, shall be fully paid and non-assessible.

“The President and Secretary of this corporation are hereby authorized and directed to file in the office of the Secretary of the State of Ohio a Certificate of Amendment accordingly.”

Said President and Secretary do hereby further certify that at a regular meeting of the shareholders of said corporation which was held on the 3rd day of October, 1957, at 10:00 A.M., at which meeting all of the shareholders entitled to vote were present, the above Resolution of Amendment to the Articles of Incorporation was unanimously adopted by the shareholders.

In witness whereof, said Abe M. Senser, President, and Edward I. Abramson, Secretary, of Barberton Iron & Metal Co., Inc., acting for and on behalf of said corporation have hereto affixed their names and caused the seal of said corporation to be hereto affixed this 10th day of October, 1957.

BARBERTON IRON & METAL CO.

By	/S/ ABE M. SENSER
President

By	/S/ EDWARD I. ABRAMSON
Secretary

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

BARBERTON IRON AND METAL COMPANY, INC.

Jacob Pollock, President, and Edward I. Abramson, Secretary, of Barberton Iron and Metal Company, Inc., an Ohio corporation, with its principal office, located at 753 West Waterloo Road, Akron, Ohio, do hereby certify that at a Special Meeting of the Board of Directors of said corporation, duly held on the 10th day of February, 1964, at which meeting all of the Directors were present, and that at such meeting the following resolution of amendment to the Articles of Incorporation was duly adopted, pursuant to the authority set forth by the Revised Code of Ohio, to-wit:

RESOLVED,	that the name of said corporation be changed from BARBERTON IRON AND METAL COMPANY, INC. to BARBERTON ALUMINUM AND METAL COMPANY, INC., as provided by the Articles of Incorporation of this corporation; that the President and Secretary of this corporation be and they are hereby authorized and directed to file in the Office of the Secretary of State of the State of Ohio, a Certificate of Amendment accordingly. That the principal office of the corporation be changed from Barberton, Ohio to Akron, Ohio.

IN WITNESS WHEREOF, said Jacob Pollock, President, and Edward I. Abramson, Secretary, of Barberton Iron and Metal Company, Inc., acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed this 11th day of February, 1964.

/s/ JACOB POLLOCK
Jacob Pollock, President

/s/ EDWARD I. ABRAMSON
Edward I. Abramson, Secretary

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

BARBERTON ALUMINUM AND METAL COMPANY, INC.

Jacob Pollock, President, and Edward I. Abramson, Secretary, of BARBERTON ALUMINUM AND METAL COMPANY, INC., an Ohio corporation, with its principal office located at 753 West Waterloo Road, Akron, Ohio, do hereby certify that at a regular Annual Meeting of the Board of Directors of said corporation, duly held on the 2nd day of October, 1967, at which meeting all of the Directors were present, and that at such meeting the following resolution of amendment to the Articles of Incorporation was duly adopted, pursuant to the authority set forth in the Revised Code of Ohio, to-wit:

RESOLVED,	that the name of said corporation be changed from BARBERTON ALUMINUM AND METAL COMPANY, INC., to BARMET INDUSTRIES, INC., as provided by the Articles of Incorporation of this corporation; that the President and Secretary of this corporation be and they are hereby authorized and directed to file in the Office of the Secretary of State of the State of Ohio, a Certificate of Amendment accordingly.

IN WITNESS WHEREOF, said Jacob Pollock, President, and Edward I. Abramson, Secretary, of BARBERTON ALUMINUM AND METAL COMPANY, INC., acting for and on behalf of said corporation, have hereunto subscribed their names and caused the seal of said corporation to be hereunto affixed the 22nd day of January, 1968.

/s/ JACOB POLLOCK
JACOB POLLOCK, President

/s/ EDWARD I. ABRAMSON
EDWARD I. ABRAMSON, Secretary

AGREEMENT OF MERGER

This Agreement of Merger dated on this 2nd day of December, 1982, is made and entered into by and between ALUMAFINE, INC. (“Alumafine” ), BARMET AIR, INC. (“Barmet Air”), BARMET OF NEEDMORE, INC. (“Barmet of Needmore”) and BARMET INDUSTRIES, INC. (“Barmet Industries”), the parties hereinafter sometimes collectively referred to as the (“Constituent Corporations”);

W I T N E S S E T H :

WHEREAS, the respective Boards of Directors of the Constituent Corporations have deemed it advisable that Alumafine, Barmet Air and Barmet of Needmore be merged into Barmet Industries in the manner provided for in Section 1701.80 of the Ohio Revised Code; and

WHEREAS, the respective Boards of Directors and Shareholders of the Constituent Corporations have approved this Agreement of Merger;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Constituent Corporations have agreed and do hereby agree to merge upon the terms and conditions provided herein.

First. The names of the Constituent Corporations and the states pursuant to which they are organized are:

NAME OF CORPORATION	STATE
Alumafine, Inc.	Ohio
Barmet Air, Inc.	Ohio
Barmet of Needmore, Inc.	Ohio
Barmet Industries, Inc.	Ohio

Second. Alumafine, Barmet Air and Barmet of Needmore shall be merged into Barmet Industries with the name of the surviving corporation to be Barmet Industries, Inc. and with said surviving corporation to be governed by the laws of the State of Ohio.

Third. Alumafine has issued and outstanding 500 shares of no par common stock all of which are owned by Barmet Industries; Barmet Air has issued an outstanding 500 shares of no par common stock all of which are owned by Barmet Industries and Barmet of Needmore has issued an outstanding 500 shares of common no par stock all of which are owned by Barmet Industries.

Fourth. All the shares of Barmet Industries issued and outstanding on the date of the merger shall remain issued and outstanding and all the shares of Alumafine, Barmet Air and Barmet of Needmore issued and outstanding on the date of the merger shall be cancelled as of the effective date of the merger.

Fifth. The Articles of Incorporation and the Code of Regulations of Barmet Industries in effect immediately prior to the merger shall continue to be the Articles of Incorporation and the Code of Regulations of the surviving corporation.

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Sixth. The officers and directors of Barmet Industries immediately prior to the merger shall continue to be the officers and directors of the surviving corporation.

Seventh. The effective date of the merger shall be the date on which the merger is filed with the State of Ohio.

Eighth. Barmet Industries shall possess all the rights, privileges, immunities, powers, franchises and authority, both of a public and private nature, of the Constituent Corporations to this merger; the property of every kind and description and every interest therein and all the obligations of Alumafine, Barmet Air and Barmet of Needmore shall thereafter be taken and deemed to be transferred to and invested in Barmet Industries in complete liquidation and redemption of all the issued and outstanding stock of Alumafine, Barmet Air and Barmet of Needmore.

Dated this 2nd day of Dec., 1982.

ALUMAFINE, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN M. GLENN
John M. Glenn, Secretary

BARMET AIR, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN M. GLENN
John M. Glenn, Secretary

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BARMET OF NEEDMORE, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN M. GLENN
John M. Glenn, Secretary

BARMET INDUSTRIES, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN M. GLENN
John M. Glenn, Secretary

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CERTIFICATE OF MERGER OF ALUMAFINE, INC.

AND

BARMET AIR, INC.

AND

BARMET OF NEEDMORE, INC.

INTO

BARMET INDUSTRIES, INC.

We, the undersigned, Jacob Pollock as President and John M. Glenn as Secretary of Alumafine, Inc., and Ohio corporation, do hereby certify that in accordance Section 1701.80 of the Ohio Revised Code the foregoing Agreement of Merger was approved by unanimous vote of the Shareholders and Directors of said corporation acting in writing without the holding a meeting as of the 2nd day of December, 1982, pursuant to Section 1701.54 of the Ohio Revised Code and that the President and Secretary of Alumafine, Inc. were authorized thereby to execute said agreement on its behalf.

IN WITNESS WHEREOF, the undersigned, acting for and on behalf of said corporation have hereunto set their hands this 2nd day of Dec., 1982.

ALUMAFINE, INC.

By:	/S/ JACOB POLLOCK
Jacob Pollock, President

By:	/S/ JOHN M. GLENN
John M. Glenn, Secretary

CERTIFICATE OF MERGER OF ALUMAFINE, INC.

AND

BARMET AIR, INC.

AND

BARMET OF NEEDMORE, INC.

INTO

BARMET INDUSTRIES, INC.

We, the undersigned, Jacob Pollock as President and John M. Glenn as Secretary of Barmet of Needmore, Inc., and Ohio corporation, do hereby certify that in accordance Section 1701.80 of the Ohio Revised Code the foregoing Agreement of Merger was approved by unanimous vote of the Shareholders and Directors of said corporation acting in writing without the holding a meeting as of the 2nd day of December, 1982, pursuant to Section 1701.54 of the Ohio Revised Code and that the President and Secretary of Barmet of Needmore, Inc. were authorized thereby to execute said agreement on its behalf.

IN WITNESS WHEREOF, the undersigned, acting for and on behalf of said corporation have hereunto set their hands this 2nd day of Dec., 1982.

BARMET OF NEEDMORE, INC.

By:	/S/ JACOB POLLOCK
Jacob Pollock, President

By:	/S/ JOHN M. GLENN
John M. Glenn, Secretary

CERTIFICATE OF MERGER OF ALUMAFINE, INC.

AND

BARMET AIR, INC.

AND

BARMET OF NEEDMORE, INC.

INTO

BARMET INDUSTRIES, INC.

We, the undersigned, Jacob Pollock as President and John M. Glenn as Secretary of Barmet Air, Inc., and Ohio corporation, do hereby certify that in accordance Section 1701.80 of the Ohio Revised Code the foregoing Agreement of Merger was approved by unanimous vote of the Shareholders and Directors of said corporation acting in writing without the holding a meeting as of the 2nd day of December, 1982, pursuant to Section 1701.54 of the Ohio Revised Code and that the President and Secretary of Barmet Air, Inc. were authorized thereby to execute said agreement on its behalf.

IN WITNESS WHEREOF, the undersigned, acting for and on behalf of said corporation have hereunto set their hands this 2nd day of DEC., 1982.

BARMET AIR, INC.

By:	/S/ JACOB POLLOCK
Jacob Pollock, President

By:	/S/ JOHN M. GLENN
John M. Glenn, Secretary

CERTIFICATE OF MERGER OF ALUMAFINE, INC.

AND

BARMET AIR, INC.

AND

BARMET OF NEEDMORE, INC.

INTO

BARMET INDUSTRIES, INC.

We, the undersigned, Jacob Pollock as President and John M. Glenn as Secretary of Barmet Industries, Inc., and Ohio corporation, do hereby certify that in accordance Section 1701.80 of the Ohio Revised Code the foregoing Agreement of Merger was approved by unanimous vote of the Shareholders and Directors of said corporation acting in writing without the holding a meeting as of the 2nd day of December, 1982, pursuant to Section 1701.54 of the Ohio Revised Code and that the President and Secretary of Barmet Industries, Inc. were authorized thereby to execute said agreement on its behalf.

IN WITNESS WHEREOF, the undersigned, acting for and on behalf of said corporation have hereunto set their hands this 2nd day of Dec., 1982.

BARMET INDUSTRIES, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN M. GLENN
John M. Glenn, Secretary

CERTIFICATE OF AMENDED

ARTICLES OF INCORPORATION

OF

BARMET INDUSTRIES, INC.

Jacob Pollock, President, and John M. Glenn, Secretary, of Barmet Industries, Inc., an Ohio Corporation organized for profit with its principal office located in Barberton, Summit County, Ohio, do hereby certify that in accordance with Sections 1701.70 and 1701.71 of the Ohio Revised Code, the Shareholders and Directors held a joint meeting pursuant to Section 1701.54 of the Ohio Revised Code as of the 1st day of October 1983 to amend the Articles of Incorporation, and that by the unanimous affirmative vote and written consent of the Shareholders and Directors, the following resolution of amendment was adopted:

BE IT RESOLVED by the Shareholders and Directors of Barmet Industries, Inc. that the following Amended Articles of Incorporation be, and the same are hereby adopted to supercede and take the place of the existing Articles of Incorporation and all amendments thereto:

AMENDED

ARTICLES OF INCORPORATION

OF

BARMET INDUSTRIES, INC.

ARTICLE I

The name of the Corporation shall be Barmet Industries, Inc.

ARTICLE II

The place in Ohio where the principal office of the Corporation is to be located is in the City of Barberton, County of Summit.

ARTICLE III

The Corporation is formed for the purpose of engaging in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

ARTICLE IV

The maximum number of shares which the Corporation is authorized to have outstanding is 9,000, which shall be divided into classes as follows:

1,500 Shares of Class A Voting Common

7,500 Shares of Class B Non-Voting Common

The classes described above shall have the following express terms.

CLASS B

NON-VOTING COMMON

Dividends. The holders of the Class B shares shall be entitled to receive dividends on their shares at the same time as any dividend is declared by the Board of Directors of the Corporation on the Class A shares, in an amount or value equal to one-fifth of the value of the concurrent dividend declared on the Class A shares. No dividends shall be paid to or set apart for payment on the Class B shares unless a dividend is concurrently paid or set apart for payment on the Class A shares.

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Liquidation. Upon the partial or complete liquidation of the Corporation, the holders of Class B shares shall be entitled to share on a non-preferential basis with the holders of the Class A shares in the liquidating distributions of the Corporation, except that the liquidating distribution paid on a Class B share shall be one-fifth of the amount paid on a Class A share. The consolidation or merger of the Corporation with any other corporation, or a sale of all or substantially all of the assets of the Corporation, shall not be construed as a liquidation within the meaning hereof.

Voting. The Class B shares shall have no voting rights, except as otherwise provided by law.

Par Value. The Class B shares shall have a par value of $4.00 per share.

CLASS A

VOTING COMMON

Dividends. The Class A shares shall be entitled to dividends when and as declared by the Board of Directors.

Liquidation. In the case of any partial or complete liquidation of the Corporation, the holders of the Class A shares shall be entitled to share on a non-preferential basis with the holders of the Class B shares in the liquidating distributions of the Corporation, except that the liquidating distribution paid on a Class A share shall be five times as great as that paid on a Class B share.

Voting. The common shares shall have full voting rights, each share to entitle the holder thereof to one vote on all matters coming before the Shareholders.

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Par Value. The common shares shall have a par value of $20 per share.

ARTICLE V

These Amended Articles of incorporation supersede the original Articles of Incorporation and all amendments thereto, recorded with the Secretary of the State of Ohio.

ARTICLE VI

Except as otherwise authorized by the Shareholders or Directors, no holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or pre-emptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares or any securities, bonds or other evidences of indebtedness convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

ARTICLE VII

The Corporation may redeem or purchase shares of any kind or class issued by it, to such extent, at such time, in such manner and upon such terms as its Board of Directors shall determine; provided, however, that the Corporation shall not redeem or purchase its own shares if immediately thereafter its assets would be less than its liabilities plus stated capital, or if the Corporation is insolvent, or if there is reasonable ground to believe that by such redemption or purchase it would be rendered insolvent.

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ARTICLE VIII

A Director of this Corporation shall not be disqualified by such office from dealing or contracting with this Corporation as vendor, purchaser, employee, agent or otherwise; nor shall any transaction or contract or act of this Corporation be void or voidable or in any way invalidated or affected by reason of the fact that any organization or member of any organization of which such Director is a member of any corporation or of which such Director is a shareholder or director is in any way interested in such transaction or contract or act, provided that the fact that such member, such organization, or such corporation is so interested in such transaction or contract or act has been disclosed or is known to the Board of Directors of this corporation or such members thereof as shall be present at the meeting of such Board of Directors at which any such transaction or contract or act shall be taken and provided that if such fact is so disclosed or known no such Director shall be accountable or responsible to this Corporation for, or in respect of, any such transaction or contract or act of this Corporation or for any gains or profits realized by him by reason of the fact that he or any organization of which he is a member, shareholder or director is interested in such transaction or contract or act.

ARTICLE IX

In the case of any proposal or proceeding for the (1) amendment of the Code of Regulations; (2) sale, exchange or other dispostion of all, or substantially all, of the assets

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of the Corporation; (3) merger of consolidation of the Corporation into a domestic corporation; (4) merger of consolidation of the Corporation into a foreign corporation; (5) combination or majority share acquisition wherein this Corporation is the acquiring corporation; or (6) the voluntary dissolution of this Corporation, whereunder Shareholder authorization is required by the General Corporation Law of Ohio, such Shareholder authorization shall be sufficient if the proposal or proceeding in question shall have received the affirmative vote of not less than a majority of the voting power of the shareholders of the Corporation entitled to vote upon the proposal or proceeding; provided, however, if the General Corporation Law prohibits the approval of a proposal or proceeding by a majority but requires some number of votes greater than a majority, then such proposal or proceeding must receive the affirmative vote so specified.

ARTICLE X

Any provision contained in these Amended Articles of Incorporation may be amended, altered or repealed by the affirmative vote or consent of the holders of shares entitling them to exercise a majority of the voting power of the Corporation or by the affirmative vote of a majority of the holders of shares of every particular class entitled by law or these Amended Articles of Incorporation to vote on such amendment, alteration or repeal, unless a greater vote is mandatory under these Amended Articles or the statutes of the State of Ohio.

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IN WITNESS WHEREOF, said Jacob Pollock, President and John M. Glenn, Secretary of Barmet Industries, Inc., acting for and on behalf of said Corporation, have hereunto subscribed their names as of the 1st day of October, 1983.

BARMET INDUSTRIES, INC.

BY:	/s/ JACOB POLLOCK
Jacob Pollock, President

/s/ JOHN M. GLENN
John M. Glenn, Secretary

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CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

BARMET INDUSTRIES, INC.

Jacob Pollock, President, and John M. Glenn, Secretary, of Barmet Industries, Inc., an Ohio corporation organized for profit with its principal office located in Barberton, Summit County, Ohio, do hereby certify that in accordance with §1701.70 and §1701.71 of the Ohio Revised Code, the Shareholders and Directors held a joint meeting pursuant to §1701.54 of the Ohio Revised Code as of the 21st day of October, 1983, to amend the Articles of Incorporation and that by the unanimous vote and written consent of the Shareholders and Directors, the following resolution of amendment was adopted.

BE IT RESOLVED by the Shareholders and Directors of Barmet Industries, Inc. that the following Article IV be and the same hereby is adopted to supersede and take the place of the existing Article IV in the existing Articles of Incorporation:

ARTICLE IV

The maximum number of shares which the corporation is authorized to have outstanding is 9,000 which shall be divided into classes as follows:

1,500 shares of Class A voting common stock

7,500 shares of Class B nonvoting common stock

Each share of common stock whether Class A or Class B shall be entitled to participate equally with each other share of common stock both in the receipt of cash dividends and in the event of liquidation, dissolution, or winding up of the corporation, whether voluntary or involuntary, in the distribution of the assets of the corporation available to the Shareholders.

Each share of Class A common stock shall be entitled to one vote. The holders of the outstanding shares of Class B stock shall not be entitled to vote except in those instances provided by law where the stock of a nonvoting class is entitled to vote.

The par value of the Class A and Class B shares of common stock shall be Twenty Dollars ($20.00) per share.

IN WITNESS WHEREOF, said Jacob Pollock, President and John M. Glenn, Secretary of Barmet Industries, Inc., acting for and on behalf of said corporation, have hereunto subscribed their names as of the 21st day of October, 1983.

BARMET INDUSTRIES, INC.

By:	/s/ JACOB POLLOCK
Jacob Pollock, President

By:	/s/ JOHN GLENN
John Glenn, Secretary

CERTIFICATE OF MERGER

OF

BARMET OF INDIANA, INC.

AND

BARMET OF KENTUCKY, INC.

INTO

BARMET INDUSTRIES, INC.

The undersigned officers of Barmet of Indiana, Inc., Barmet of Kentucky, Inc. and Barmet Industries, Inc. hereby certify that the agreement of merger to which this certificate is attached was duly approved pursuant to the respective Articles of Incorporation of each of the constituent corporations and the laws of the State of Ohio, the State of their incorporation, by the unanimous written consent of their respective boards of directors and that no vote of their respective shareholders was required to approve and adopt the agreement of merger because the conditions set forth in divisions (D)(1), (2), (3), and (4) of Section 1701.78 of the Ohio Revised Code do not exist.

Dated this 15th day of December, 1986.

BARMET OF INDIANA, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

BARMET OF KENTUCKY, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

BARMET INDUSTRIES, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

SIXTH: All shares of Barmet Industries, Inc. issued and outstanding on the date of the merger shall remain issued and outstanding and all shares of Barmet of Indiana, Inc. and Barmet of Kentucky, Inc. issued and outstanding on the date of the merger shall be cancelled as of the effective date of the merger.

SEVENTH: Barmet Industries, Inc. shall possess all of the rights, privileges, immunities, powers, franchises and authority, both of a public and private nature, of each of the constituent corporations to this merger; the property of every kind and description, and every interest therein, and all obligations of Barmet of Indiana, Inc. and Barmet of Kentucky, Inc. shall thereafter be taken and deemed to be transferred to and vested in Barmet Industries, Inc., in complete liquidation and redemption of all of the issued and outstanding stock of Barmet of Indiana, Inc. and Barmet of Kentucky, Inc.

EIGHTH: The effective date of the merger shall be 12:01 a.m. January 1, 1987.

BARMET OF INDIANA, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

BARMET OF KENTUCKY, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

BARMET INDUSTRIES, INC.

By	/s/ RICHARD D. POLLOCK
Richard D. Pollock, Its President

By	/s/ ROBIN CRAWFIS YOUNG
Robin Crawfis Young, Its Assistant Secretary

AGREEMENT OF MERGER

OF

BARMET OF INDIANA, INC.

AND

BARMET OF KENTUCKY, INC.

INTO

BARMET INDUSTRIES, INC.

Pursuant to the provisions of Ohio Revised Code Section 1701.80, the undersigned corporations adopt the following agreement of merger for the purpose of merging Barmet of Indiana, Inc., an Ohio corporation, and Barmet of Kentucky, Inc., an Ohio corporation, into Barmet Industries, Inc., an Ohio Corporation.

FIRST: The names of the undersigned corporations and the states under the laws of which they are respectively organized are:

Name of Corporation	State
Barmet of Indiana, Inc.	Ohio

Barmet of Kentucky, Inc.	Ohio

Barmet Industries, Inc.	Ohio

SECOND: The law of the State of Ohio under which each of the above corporations is organized, permits such merger.

THIRD: The name of the surviving corporation is Barmet Industries, Inc., and it is to be governed by the laws of the State of Ohio.

FOURTH: Barmet Industries, Inc. owns all of the outstanding stock of Barmet of Indiana, Inc., i.e. 500 shares common stock, no par value; Barmet Industries, Inc. owns all of the outstanding stock of Barmet of Kentucky, Inc., i.e. 500 shares common stock, no par value.

FIFTH: The Articles of Incorporation, as amended, and the Code of Regulations, as amended, of Barmet Industries, Inc., in effect immediately prior to the merger shall continue to be the Articles of Incorporation and the Code of Regulations of the surviving corporation.

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

BARMET INDUSTRIES, INC.

Richard Pollock, President, and John M. Glenn, Secretary, of Barmet Industries, Inc., an Ohio Corporation organized for profit with its principal office located in Barberton, Summit County, Ohio, do hereby certify that in accordance with Section 1701.70 and Section 1701.71 of the Ohio Revised Code, the Shareholders and Directors held a joint meeting pursuant to Section 1701.54 of the Ohio Revised Code as of the 16th day of February, 1987, to amend the Articles of Incorporation and that by the unanimous vote and written consent of the Shareholders and Directors, the following resolution of amendment was adopted.

RESOLVED, that the name of the Corporation be changed to Barmet Aluminum Corporation.

FURTHER RESOLVED, that the following Article I be and the same hereby is adopted to supersede wnd take the place of the existing Article I in the existing Articles of Incorporation:

ARTICLE I

The name of the Corporation shall be Barmet Aluminum Corporation.

IN WITNESS WHEREOF, said Richard Pollock, President and John M. Glenn, Secretary of Barmet Industries, Inc. acting for and on behalf of said Corporation, have hereunto subscribed their names as of the 19th day of February, 1987.

BARMET INDUSTRIES, INC.

By:	/s/ RICHARD POLLOCK
Richard Pollock
President

By:	/s/ JOHN M. GLENN
John M. Glenn
Secretary

CERTIFICATE OF MERGER

The undersigned, Jeffrey J. Keenan, Vice President, and Kathleen Duggan, Secretary, of BMT Acquisition Inc., an Ohio corporation, and Jeffrey J. Keenan, Vice President, and Kathleen Duggan, Secretary, of Barmet Aluminum Corporation, an Ohio corporation, do hereby certify that the Agreement of Merger between said corporations, a copy of which is attached hereto and constitutes a part of this Certificate, was adopted by each of said corporations in the manner set forth below.

The undersigned, Jeffrey J. Keenan, Vice President and Kathleen Duggan, Secretary, of BMT Acquisition Inc., an Ohio corporation, hereby certify that the aforesaid Agreement of Merger was approved pursuant to Section 1701.801 of the Revised Code of Ohio on March 25, 1987 by all of the directors of said corporation in a writing signed by all of said directors as prescribed in Section 1701.54 of the Revised Code of Ohio and on March 25, 1987 by the sole shareholder of said corporation in a writing signed by said shareholder as prescribed by Section 1701.54 of the Revised Code of Ohio.

The undersigned, Jeffrey J. Keenan, Vice President and Kathleen Duggan, Secretary, of Barmet Aluminum corporation, an Ohio corporation, hereby certify that the aforesaid Agreement of Marger was approved pursuant to Section 1701.801 of the Revised Code of Ohio on March 25, 1987 by all of the directors of the said corporation in a writing signed by all of said directors as prescribed in Section 1701.54 of the Revised Code of Ohio. The Agreement of Merger was not approved by the sole shareholder of Barmet because the sole shareholder of Barmet is BMT and therefore, pursuant to Section 1701.801 of the Revised Code of Ohio, such approval is not required to consummate the merger contemplated thereby.

IN WITNESS WHEREOF, the undersigned certify the aforesaid at New York, New York, this 27th Day of March, 1987.

BMT ACQUISITION INC.

/s/ JEFFREY J. KEENAN
Jeffrey J. Keenan, Vice President

/s/ KATHLEEN DUGGAN
Kathleen Duggan, Secretary

BARMET ALUMINUM CORPORATION

/s/ JEFFREY J. KEENAN
Jeffrey J. Keenan, Vice President

/s/ KATHLEEN DUGGAN
Kathleen Duggan, Secretary

automatically become and be converted into one common share, par value $.01 per share, of Barmet. After the merger shall become effective, the holder of the certificate or certificates representing the issued and outstanding common shares, par value $.01 per share, of BMT shall surrender the same to Barmet and such holder shall thereupon be entitled to receive in exchange a certificate or certificates representing the number of Barmet shares into which the common shares of BMT represented by such certificate or certificates so surrendered shall have been converted in accordance with the provisions hereof.

5. Each Barmet Share issued and outstanding immediately prior to the time the merger becomes effective, shall, by virtue of the merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist.

6. At the time the merger becomes effective:

(a) Barmet shall be possessed of all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of BMT and all obligations belonging to or due to BMT, all of which shall be vested in Barmet without further act or deed. Title to any real estate or any interest therein vested in BMT shall not revert or in any way be impaired by reason of such merger.

(b) Barmet shall be liable for all the obligations of BMT, including liability to dissenting shareholders, if any. Any claim existing, or action or proceeding pending, by or against BMT, may be prosecuted to judgment with right of appeal, as if this merger had not taken place.

(c) All the rights of creditors of BMT shall be preserved unimpaired, and all liens upon the property of BMT shall be preserved unimpaired on the property affected by such liens immediately prior to the effective date of the merger evidenced hereby.

7. This merger shall became effective upon the filing of the Certificate of Merger relating hereto in the office of the Secretary of State of Ohio.

EXHIBIT A

AMENDED

ARTICLES OF INCORPORATION

OF

BARMET ALUMINUM CORPORATION

FIRST: The name of the Corporation shall be Barmet Aluminum Corporation.

SECOND: The place in the State of Ohio where the principal office of the Corporation will be located is the City of Akron in Summit County.

THIRD: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, as now in effect or hereafter amended.

FOURTH: The authorized number of shares of the Corporation is 9,000, all of which shall be common shares, par value $.01 per share.

FIFTH: Without derogation from any other power to purchase shares of the Corporation, the Corporation by action of its directors may purchase outstanding shares of any class of the Corporation to the extent not prohibited by law.

SIXTH: These amended Articles of Incorporation take the place of and supersede the existing Articles of Incorporation as heretofore amended.

Prescribed by BOB TAFT, Secretary of State 30 East Broad Street, 14th Floor Columbus, Ohio 43266-041B Form SH-AMD (January 1991)

CERTIFICATE OF AMENDMENT

by Shareholders to the Articles of Incorporation of

BARMET ALUMINUM CORPORATION

(Name of Corporation)

Mark V. Kaminski, who is:

☐ Chairman of the Board     ☒ President      ☐ Vice President (check one)

and

Donald L. Marsh, Jr., who is: ☒ Secretary    ☐ Assistant Secretary (Check one) of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

☐	a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on , 19 at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise % of the voting power of the corporation.

☒	in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

RESOLVED, that Article FIRST of the Articles of Incorporation of BARMET ALUMINUM CORPORATION be amended to read in its entirety as follows:

FIRST: The name of the corporation is Commonwealth Aluminum Concast, Inc.

IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 14th day of October, 1997.

By	/s/ MARK V. KAMINSKI

By	/s/ DONALD L. MARSH, JR.

NOTE: Ohio law does not permit one officer to sign in two capacities, Two separate signatures are required, even if this necessitates the election of a second officer before the filing can be made.